EXHIBIT 99.8
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           Computational Materials prepared by Goldman, Sachs & Co.
              in connection with GSAA Home Equity Trust 2005-14,
                   Asset-Backed Certificates, Series 2005-14

Goldman Sachs                     GSAA-05 14
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        State            Percent                Total      Count
       ----------------------------------------------------------
        AK                  0.04          380,000.000         1
        AL                  0.14        1,305,919.990        10
        AR                  0.04          395,000.000         1
        AZ                  5.34       51,072,467.170       230
        CA - Northern      17.45      166,957,433.010       443
        CA - Southern      17.25      165,055,091.360       466
        CO                  2.39       22,820,401.410       100
        CT                  0.61        5,843,879.710        22
        DC                  0.60        5,704,961.520        18
        DE                  0.16        1,499,896.510         7
        FL                  9.47       90,626,508.360       449
        GA                  4.77       45,678,665.340       285
        HI                  0.04          380,000.000         1
        IA                  0.04          425,626.130         4
        ID                  0.35        3,388,847.000        23
        IL                  2.46       23,560,914.010        96
        IN                  0.05          489,569.620         4
        KS                  0.15        1,415,578.250         9
        KY                  0.04          354,279.970         3
        LA                  0.05          492,194.700         2
        MA                  1.27       12,172,857.840        42
        MD                  3.62       34,653,526.920       130
        ME                  0.01          116,000.000         1
        MI                  1.03        9,817,701.580        60
        MN                  2.29       21,929,886.660       111
        MO                  0.23        2,158,046.130        13
        MS                  0.03          255,196.740         2
        MT                  0.10          979,103.810         4
        NC                  0.86        8,206,663.870        55
        NH                  0.15        1,442,150.430         7
        NJ                  5.75       55,018,264.510       206
        NM                  0.37        3,569,568.390        20
        NV                  3.48       33,321,483.790       134
        NY                  1.38       13,219,315.220        41
        OH                  0.91        8,744,035.680        58
        OR                  1.65       15,777,160.230        75
        PA                  1.14       10,884,047.370        49
        RI                  0.23        2,215,717.990         9
        SC                  0.94        8,948,447.430        58
        SD                  0.03          266,318.550         2
        TN                  0.54        5,166,979.880        41
        TX                  1.22       11,628,071.910        83
        UT                  1.03        9,833,567.770        55
        VA                  7.80       74,616,252.110       265
        VT                  0.11        1,099,149.990         4
        WA                  2.05       19,658,627.250        89
        WI                  0.17        1,616,723.680        11
        WV                  0.14        1,375,999.690         7
        WY                  0.01           93,600.000         1
       ----------------------------------------------------------
        Total:            100.00       956,631,699.480      3807
       ----------------------------------------------------------


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                               Nov 8, 2005 10:46                   Page 1 of 1